UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement.

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐ Definitive Proxy Statement.

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12.

VALIC COMPANY I

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

VALIC Company I

Proxy Voting Email Templates

Initial Voting Reminder

Subject: VALIC Company I - Your Vote Is Important

Dear Fellow Stockholder,

Our records indicate that we have not yet received your voting instructions. Please vote your shares as soon as possible.

You may vote using one of the following:

Vote Online: [INSERT VOTING WEBSITE]

Control Number: [CONTROL NUMBER]

Vote by Phone: (888) 717-7909

Need assistance? Proxy Voting Specialists are available at (888) 717-7909, Monday through Friday, 9:00 AM to 6:00 PM Eastern Time.

Your vote is important regardless of the number of shares you own. Thank you for your prompt attention.

VALIC Company I

Please do not reply to this email. This mailbox is not monitored.

VALIC Company I

Proxy Voting Email Templates

Follow Up Reminder

Subject: Reminder: Your VALIC Company I Vote Is Still Needed

Dear Fellow Stockholder,

This is a friendly reminder that we have not yet received your voting instructions. Please submit your vote today.

You may vote using one of the following:

Vote Online: [INSERT VOTING WEBSITE]

Control Number: [CONTROL NUMBER]

Vote by Phone: (888) 717-7909

Need assistance? Proxy Voting Specialists are available at (888) 717-7909, Monday through Friday, 9:00 AM to 6:00 PM Eastern Time.

Your vote is important regardless of the number of shares you own. Thank you for your prompt attention.

VALIC Company I

Please do not reply to this email. This mailbox is not monitored.

VALIC Company I

Proxy Voting Email Templates

Urgency Reminder

Subject: Action Requested: Please Vote Your VALIC Company I Shares

Dear Fellow Stockholder,

Our records indicate that your voting instructions have not yet been received. The meeting is approaching and your vote remains important.

You may vote using one of the following:

Vote Online: [INSERT VOTING WEBSITE]

Control Number: [CONTROL NUMBER]

Vote by Phone: (888) 717-7909

Need assistance? Proxy Voting Specialists are available at (888) 717-7909, Monday through Friday, 9:00 AM to 6:00 PM Eastern Time.

Thank you for taking a few moments to vote your shares.

VALIC Company I

Please do not reply to this email. This mailbox is not monitored.

VALIC Company I

Proxy Voting Email Templates

Template 4 - Final Push

Subject: Your VALIC Company I Vote Is Needed

Dear Fellow Stockholder,

Our records indicate that your vote has not yet been received.

You may vote using one of the following:

Vote Online: [INSERT VOTING WEBSITE]

Control Number: [CONTROL NUMBER]

Vote by Phone: (888) 717-7909

Proxy Voting Specialists are available at (888) 717-7909, Monday through Friday, 9:00 AM to 6:00 PM Eastern Time, if you need assistance.

VALIC Company I

Please do not reply to this email. This mailbox is not monitored.

VALIC Company I Text Message Templates

1.	VALIC Company I. Voting materials are being delivered. Please check your mail or email and vote promptly. Call 888-717-7909. STOP to end.

2.	VALIC Company I. Reminder. Please vote today. Call a live agent at 888-717-7909 Mon-Fri 9AM-6PM ET. STOP to end.

3.	VALIC Company I. Reminder. Your vote is important. Please vote today. Call 888-717-7909 Mon-Fri 9AM-6PM ET. STOP to end.

4.	VALIC Company I. Reminder. Time is running short. Your vote is still needed. Call 888-717-7909 Mon-Fri 9AM-6PM ET. STOP to end.

5.	VALIC Company I. Reminder. Your vote is still needed. Call 888-717-7909 for live assistance Mon-Fri 9AM-6PM ET. STOP to end.

6.	VALIC Company I. Your vote is still needed. Vote now:

https://www.proxypush.com/proxy?$!transmission.getControlNumber(). STOP to end.